Stockholders' Equity	12 Months Ended
Dec. 31, 2013
Stockholders Equity Note [Abstract]
Stockholders Equity Note Disclosure [Text Block]
Note 5 — Stockholders' Equity

Authorized Capitalization: On a pre-split basis, the Company’s authorized capitalization includes 350,000,000 shares of common stock and 12,500,000 shares of preferred stock. The number of authorized common shares was increased by 150,000,000 pursuant to the Shareholder meeting vote on September 26, 2013.

Common Stock:   At December 31, 2013, 3,608,029 shares of common stock were issued and outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters to be voted on by stockholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors. Holders of common stock are entitled to receive dividends when and if declared by the board out of funds legally available. In the event of liquidation, dissolution or winding up, the common stockholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. The common stockholders have no conversion, preemptive or other subscription rights and there are no redemption provisions applicable to the common stock. All of the outstanding shares of common stock are fully paid and non-assessable.

Preferred Stock:  The Company’s certificate of incorporation authorizes the issuance of 12,500,000 shares of blank check preferred stock. The Company’s board of directors has the power to establish the designation, rights and preferences of any preferred stock. Accordingly, the board of directors has the power, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights that could adversely affect the voting power or other rights of the holders of common stock. At December 31, 2013 and 2012, no shares of Series-A Convertible Preferred stock were issued and outstanding.

Warrants:   The following table provides summary information on warrants outstanding as of December 31, 2013 and 2012, with summary information on the various warrants issued by the Company in private placement transactions, warrants exercised to date, warrants that are presently exercisable and the current exercise prices of such warrants.

	2013		2012
	Shares	Weighted Average Exercise Price	Shares	Weighted Average Exercise Price
Warrants outstanding January 1	234,247	$41.50	237,922	$41.50
Granted during year	415,616	15.50	-	-
Exercised	-		-	-
Lapsed	(233,334)	41.50	(3,676)	117.50
Outstanding at December 31	416,529	$15.00	234,246	$41.50
Weighted average years remaining	4.3		1.5

As of December 31, 2013 there are 345,623 warrants classified as derivative liabilities relating to senior convertible notes issued on May 8, 2013, which were exercisable on November 8, 2013. For year ended December 31, 2012 there were 21,715 warrants classed as derivative liabilities. Each reporting period the warrants are re-valued and adjusted through the caption “change in value senior warrants gain” on the Consolidated Statements of Operations and Comprehensive Loss.